UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2023

BRIACELL THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

British Columbia	47-1099599
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 300 - 235 15th Street West Vancouver, BC V7T 2X1	V7T 2X1
(Address of principal executive offices)	(Zip Code)

(604) 921-1810

(Registrant’s telephone number, including area code)

Commission File No. 001-40101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	BCTX	The Nasdaq Stock Market LLC
Warrants to purchase common shares, no par value	BCTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 17, 2023, BriaCell Therapeutics Corp. (the “Company”) issued a press release regarding the Company’s presentation of positive clinical data from its lead product candidate, Bria-IMTTM, at the American Association for Cancer Research (AACR) 2023 Annual Meeting being held from April 14 to April 19, 2023, at the Orange County Convention Center in Orlando, Florida. The posters and press release are being made available on the Company’s website and are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5.

The information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated April 17, 2023
99.2	“Whole Cell Antigen Presenting Immune Stimulating Cells (Bria-IMT) for the Treatment of Metastatic Breast Cancer” Poster
99.3	“Engineering Semi-Allogeneic Whole Cell Cancer Vaccines with Enhanced Immunogenicity for the Treatment of Advanced Solid Tumors” Poster
99.4	“Tumor-Macrophage Fusion Cells Detected in the Circulation of Metastatic Breast Cancer Patients is Prognostic for Rapid Progression and Death” Poster
99.5	“Micronuclei in Circulating Stromal Cells Correlated with PD-L1 Expression and Predicts Progression in Metastatic Breast Cancer” Poster
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIACELL THERAPEUTICS CORP.

/s/ William V. Williams
April 17, 2023	William V. Williams
President and Chief Executive Officer